FILER:

COMPANY DATA:
COMPANY CONFORMED NAME:                   IMPULSE MEDIA TECHNOLOGIES INC
CENTRAL INDEX KEY:                        0001093800
STANDARD INDUSTRIAL CLASSIFICATION:       SERVICES-BUSINESS SERVICES, NEC [7389]
IRS NUMBER:                               912015608
STATE OF INCORPORATION:                   CO
FISCAL YEAR END:                          0228


FILING VALUES:
                FORM TYPE:            8-K
                SEC ACT:              1934 Act
                SEC FILE NUMBER:      000-27199
                FILM NUMBER:

BUSINESS ADDRESS:
                STREET 1:             566 - 1027 DAVIE STREET
                CITY:                 VANCOUVER BC
                STATE:                A1
                ZIP:                  00000
                BUSINESS PHONE:       (213) 304 1936

MAIL ADDRESS:
                STREET 1:             566 - 1027 DAVIE STREET
                STREET 2:             VANCOUVER BC CANADA
                CITY:                 V6E 4L2

FORMER COMPANY:
            FORMER CONFORMED NAME:    DENMANS COM INC
            DATE OF NAME CHANGE:      19990824

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 of 15(d) of the Securities
                              Exchange Act of 1934

                        Date of Report: December 2, 2002
                        (Date of earliest event reported)

                         IMPULSE MEDIA TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

   Colorado                             7389               E.I.N.91-2015608
   (State or jurisdiction         (Primary Standard        (I.R.S. Employee
   of incorporation or        Industrial Classification    Identification No.)
   organization)                    Code Number)

              Suite 566 - 1027 Davie Street, Vancouver, BC V6E 4L2 (Address of principal executive offices, including zip code)

                                 (213) 304-1936
               (Registrant's telephone number, including area code


ITEM 5.   OTHER EVENTS

As previously reported on Form 8K, on August 27, 2002 Impulse Media Technologies, Inc. (the "Registrant"), filed a Petition for Chapter 7 bankruptcy of its Nevada subsidiary, Impulse Media Technologies, Inc. with the Nevada Bankruptcy Court, 333 Las Vegas Blvd. South, Las Vegas, Nevada, 89101, (702) 388-6257 under the following file number: 02-19830. The Bankruptcy Trustee assigned to this matter is Mr. Tom Grimmett, 2275 Corporate Circle, Suite 120, Henderson, Nevada, 89074, (702) 740-4152. Pursuant to this proceeding, the Registrant is making this voluntary disclosure that a mandatory meeting of creditors of the Registrant will be held Thursday December 5, 2002 at 8:00 am at the Nevada Bankruptcy Court. Creditors who wish to attend this meeting are encouraged to contact Mr. Tom Grimmett for further information.


Additionally, the Registrant wishes to report that all proxy matters put forward for consideration at its Annual General Meeting held November 10, 2002 received shareholder approval. These included:

           Resolution put forward for vote                           Result

1.   Election of directors:                             > Steve Spanis was elected as director
                                                        > the resignation of Kurt Dohlen as
                                                          a director was accepted

2.   Approval of 1-for-50 reverse stock
     split/consolidation:                               Approved.

3.   Approval of change in the company's name from
"IMPULSE MEDIA TECHNOLOGIES INC." to
"NAPOLI ENTERPRISES, INC.":                             Approved








4.   Approve amendment to company by-laws to reduce
the minimum required number of directors on its board
of directors from TWO to ONE:                           Approved

5.   Approve amendment to the company's articles of
incorporation to increase the amount of authorized
capital from 100,000,000 to 500,000,000 shares of
common stock:                                           Approved

6.   Approve re-appointment of Miller & McCollom
as our auditors:                                        Approved

7.   Approve appointment of Steve Spanis as Chair
of the Audit Committee of the Company:                  Approved

The Board of Directors of the Registrant wishes to thank all shareholders who voted on these resolutions and participated in the meeting.


Additionally, the Registrant wishes to note a typographical correction to the proxy statement for its Annual General Meeting regarding the compensation of previous Officers of the Registrant. In the section regarding "Information Regarding The Board" in an area which described salaries received by Officers there is a footnote marked by one asterisk which states "* Amount represents salary actually received by individuals for the year ending 02/28" this should have read "* Amount represents salary accrued by individuals for the year ending 02/28".

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPULSE MEDIA TECHNOLOGIES INC.

/s/ Steve Spanis
------------------------------------
(Signature)

Steve Spanis
------------------------------------
(Name)

CEO, CFO, President & Secretary
------------------------------------
(Position)

December 2, 2002
------------------------------------
(Date)